UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2006

LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-30141	13-3861628
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 609-4200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On July 18, 2006, LivePerson, Inc. completed its acquisition of Proficient Systems, Inc. (“Proficient”), pursuant to the definitive Agreement and Plan of Merger (the “Merger Agreement”) with Proficient, Soho Acquisition Corp. (a wholly-owned subsidiary of LivePerson) and Gregg Freishtat (as the Proficient shareholders’ representative). LivePerson acquired all of Proficient’s outstanding capital stock from Proficient’s shareholders in exchange for up to 2 million shares of LivePerson common stock to be issued beginning at the closing of the transaction, and up to an additional 2.05 million shares based on the achievement of certain revenue targets during the nine months following the closing.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed with this report as Exhibit 2.1 and is incorporated by reference into this report. No representation, warranty, covenant or agreement described above or contained in the Merger Agreement is, or should be construed as, a representation or warranty by LivePerson to any investor or a covenant or agreement of LivePerson with any investor. The representations, warranties, covenants and agreements contained in the Merger Agreement are solely for the benefit of LivePerson and Proficient and are qualified by disclosures between the parties.

On July 19, 2006, LivePerson issued a press release announcing the closing of the transaction, a copy of which is filed with this report as Exhibit 99.1 and is incorporated by reference into this report.

The issuance of shares of common stock by LivePerson in connection with this transaction have not been and will not be registered under the Securities Act of 1933 and the shares may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired. To be filed by amendment of this Current Report on Form 8-K not later than October 3, 2006.

(b) Pro Forma Financial Information. To be filed by amendment of this Current Report on Form 8-K not later than October 3, 2006.

(d) Exhibits. The following documents are included as exhibits to this report:

2.1
Agreement and Plan of Merger, dated as of June 22, 2006, among LivePerson, Inc., Soho Acquisition Corp., Proficient Systems, Inc. and Gregg Freishtat as Shareholders’ Representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on June 22, 2006).

99.1	Press release issued July 19, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: July 24, 2006	By:	/s/ TIMOTHY E. BIXBY
Timothy E. Bixby
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

2.1
Agreement and Plan of Merger, dated as of June 22, 2006, among LivePerson, Inc., Soho Acquisition Corp., Proficient Systems, Inc. and Gregg Freishtat as Shareholders’ Representative (incorporated by reference to the identically-numbered exhibit to the Current Report on Form 8-K filed by LivePerson on June 22, 2006).

99.1	Press release issued July 19, 2006.